UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 4, 2010

Microtune, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-31029-40	75-2883117
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2201 10th Street, Plano, Texas		75074
(Address of principal executive offices)		(Zip Code)

(972) 673-1600

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)

On March 4, 2010, Microtune, Inc. (the “Company”) entered into Amended and Restated Severance and Change of Control Agreements with James A. Fontaine, the Company’s Chief Executive Officer and President, Barry F. Koch, the Company’s Executive Vice President, Justin M. Chapman, the Company’s Chief Financial Officer, Robert S. Kirk, the Company’s Vice President of Worldwide Sales, Phillip D. Peterson, the Company’s General Counsel, and William E. Basso, the Company’s Vice President of Operations (the “Executive Agreements”). The terms of the Executive Agreements were approved by the Board of Directors of the Company. Pursuant to the Executive Agreements, if any of the foregoing officers are terminated without cause or are terminated without cause within six months after a “change of control,” transaction (as defined by the Executive Agreements), such officer is entitled to a lump sum payment equal to his base annual compensation plus the maximum bonus (and sales commission in the case of Mr. Kirk) available to him under any bonus program offered by the Company during the year in which the termination occurs, or if the officer is not eligible for a bonus in the year in which the termination occurs, the maximum bonus available to him under any bonus program offered by the Company in the most recent prior year for which a bonus was available. In addition, all unvested equity awards held by the officer that would have vested over the twelve month period following the officer’s termination will immediately vest. If the officer’s employment is terminated more than six months but less than twelve months following a change of control, he is entitled to a lump sum payment equal to 50% of his base annual compensation plus 50% of the maximum bonus available to him under any bonus or commission program offered by the Company during the year in which the termination occurs, or if the officer is not eligible for a bonus or commission in the year in which the termination occurs, the maximum bonus available to him under any bonus program offered by the Company in the most recent prior year for which a bonus was available. In addition, all unvested equity awards held by the officer that would have vested over the six month period following the officer’s termination will immediately vest. This summary is qualified in its entirety by reference to the text of the Executive Agreements, attached hereto as Exhibits 10.1, 10.2, 10.3, 10.4, 10.5, and 10.6 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

10.1	Amended and Restated Severance and Change of Control Agreement between Microtune, Inc. and James A. Fontaine dated effective March 4, 2010.

10.2	Amended and Restated Severance and Change of Control Agreement between Microtune, Inc. and Barry F. Koch dated effective March 4, 2010.

10.3	Amended and Restated Severance and Change of Control Agreement between Microtune, Inc. and Justin M. Chapman dated effective March 4, 2010.

10.4	Amended and Restated Severance and Change of Control Agreement between Microtune, Inc. and Robert S. Kirk dated effective March 4, 2010.

10.5	Amended and Restated Severance and Change of Control Agreement between Microtune, Inc. and Phillip D. Peterson dated effective March 4, 2010.

10.6	Amended and Restated Severance and Change of Control Agreement between Microtune, Inc. and William Edward Basso dated effective March 4, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MICROTUNE, INC.

Date: March 10, 2010	By:	/s/ Phillip D. Peterson
Phillip D. Peterson General Counsel

Index to Exhibits

Exhibit Number	Description

10.1	Amended and Restated Severance and Change of Control Agreement between Microtune, Inc. and James A. Fontaine dated effective March 4, 2010.

10.2	Amended and Restated Severance and Change of Control Agreement between Microtune, Inc. and Barry F. Koch dated effective March 4, 2010.

10.3	Amended and Restated Severance and Change of Control Agreement between Microtune, Inc. and Justin M. Chapman dated effective March 4, 2010.

10.4	Amended and Restated Severance and Change of Control Agreement between Microtune, Inc. and Robert S. Kirk dated effective March 4, 2010.

10.5	Amended and Restated Severance and Change of Control Agreement between Microtune, Inc. and Phillip D. Peterson dated effective March 4, 2010.

10.6	Amended and Restated Severance and Change of Control Agreement between Microtune, Inc. and William Edward Basso dated effective March 4, 2010.